SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) December 22, 2000


                        OUTBOARD MARINE CORPORATION
                   -------------------------------------
             (Exact Name of Registrant as Specified in Charter)


      Delaware                     1-2883                36-1589715
     ----------                   ----------            ---------------
(State or Other Jurisdiction     (Commission            (IRS Employer
    of Incorporation)             File Number)          Identification No.)


100 Sea Horse Drive, Waukegan, Illinois                            46845
-----------------------------------------                         --------
(Address of Principal Executive Office)                          (Zip Code)


Registrant's telephone number, including area code (847)-689-6200
                                                   ---------------


                                    N/A
            ---------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)




                        OUTBOARD MARINE CORPORATION
                       Commission File Number 1-2883


ITEM 3. BANKRUPTCY OR RECEIVERSHIP

        On December 22, 2000, the Registrant, Outboard Marine Corporation ("OMC") and eight of its domestic subsidiaries, filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code with the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division, in Chicago (the "Court"). The case has been assigned to Judge Erwin I. Katz of the Court for initial proceedings ((case #: 00-37405) the "Chapter 11 Case").

        OMC continues to maintain its assets, operate its businesses and manage its affairs as a debtor-in-possession pursuant to the Chapter 11 Case and the jurisdiction of the Court.

        On December 22, 2000, the Registrant issued a press release relating to the foregoing. A copy of the press release is attached hereto as an exhibit and incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number         Description
-------        -----------

99.2           Press release, Dated December 22, 2000



                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    OUTBOARD MARINE CORPORATION

                                    Registrant


Date: December 22, 2000             By: /S/ ROBERT S. ROMANO
                                        ----------------------
                                        Robert S. Romano
                                        Vice President, General Counsel
                                        and Secretary